SCHEDULE 14 A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934


Filed by the Registrant  [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement        [  ] Confidential,
                                        for Use of the Commission
                                        Only (as permitted by
                                        Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12.

                    SOVRAN SELF STORAGE, INC.
_________________________________________________________________
        (Name of Registrant as Specified in its Charter)

_________________________________________________________________
           (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:

________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          _______________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
          _______________________________________________________

     (5)  Total fee paid:
          _______________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                    SOVRAN SELF STORAGE, INC.
                        5166 Main Street
                 Williamsville, New York  14221


Dear Shareholder:

     You are cordially invited to attend the 2000 Annual Meeting of Shareholders on Wednesday, May 24, 2000 at the Courtyard by
Marriott, 4100 Sheridan Drive, Buffalo, New York 14226. The Annual Meeting will begin promptly at 11:00 a.m.

     The enclosed Notice and Proxy Statement contain details concerning the business to come before the meeting. You will note that the Board of Directors of the Company recommends a vote "FOR" the election of six Directors to serve until the 2001 Annual Meeting of Shareholders and "FOR" the ratification of Ernst & Young LLP as independent auditors of the Company for the 2000 fiscal year.

     The vote of every Shareholder is important. You may vote your shares via the toll free telephone number, or via the Internet (see instructions on the enclosed proxy card) or you may sign, date and mail the accompanying proxy card and return it promptly in the
postage paid envelope provided.   Please note that the telephone
number is available only for calls originating in the United States or Canada. Please take the time to vote. As explained in the proxy statement, you may withdraw your proxy at any time before it is actually voted at the meeting.

     If you plan to attend the meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another Shareholder, please bring written confirmation from the record owner that you are acting as a proxy. If you will need special assistance at the meeting, please contact Sovran Investor Relations at (716) 633-1850.

     The Board of Directors and management look forward to greeting those Shareholders who are able to attend the Annual Meeting.

                              Sincerely,



                              David L. Rogers
                              Secretary

April 20, 2000

                    SOVRAN SELF STORAGE, INC.
                        5166 Main Street
                 Williamsville, New York  14221

                         _______________


            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         _______________

TO THE SHAREHOLDERS OF SOVRAN SELF STORAGE, INC.:

     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of Sovran Self Storage, Inc. will be held at the Courtyard by Marriott, 4100 Sheridan Drive, Buffalo, New York 14226, on
Wednesday, May 24, 2000, at 11:00 a.m. (E.D.T.), to consider and take action on the following:

     1. The election of six Directors of the Company to hold office until the next annual meeting of Shareholders and until their successors are elected and qualified.

     2. The ratification of the appointment by the Board of Directors of Ernst & Young LLP as independent accountants to audit the accounts of the Company for the fiscal year ending December 31, 2000.

     3. The transaction of such other business as may property come before the meeting or any adjournments thereof.

     FURTHER NOTICE IS HEREBY GIVEN that the stock transfer books of the Company will not be closed, but only Shareholders of record at the close of business on April 6, 2000 will be entitled to notice of the meeting and to vote at the meeting.

Shareholders who will be unable to attend the Annual Meeting in person may attend the meeting by proxy. Such Shareholders are requested to complete, date, sign and return the proxy card in the envelope enclosed or to vote their proxy by telephone or via the internet as described on the enclosed proxy card.

                              By Order of the Board of Directors,

                              David L. Rogers
                              Secretary
Buffalo, New York
April 20, 2000

                    SOVRAN SELF STORAGE, INC.
                        5166 Main Street
                 Williamsville, New York  14221

                         _______________


                         PROXY STATEMENT
                               FOR
                 ANNUAL MEETING OF SHAREHOLDERS
                         _______________


     This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Sovran Self Storage, Inc. (the "Company") for the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, May 24, 2000 at 11:00 a.m. at the Courtyard by Marriott, 4100 Sheridan Drive, Buffalo, New York 14226, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Only Shareholders of record at the close of business on April 6, 2000 are entitled to notice of and to vote at the meeting. This Proxy Statement and the enclosed form of proxy are first being mailed to Shareholders on or about April 20, 2000.

     Shareholders of record may vote by (i) attending the meeting,
(ii) using the toll-free telephone number shown on the proxy card,
(iii) voting via the Internet at the address shown on the proxy card, or (iv) marking, dating, signing and returning the enclosed proxy card. Returning your completed proxy will not prevent you from voting in person at the meeting should you be present and wish to do so. The proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy (including a telephone or Internet vote) bearing a later date, or by attending the Annual Meeting and voting in person.

     The entire cost of preparing, assembling and mailing the proxy material will be borne by the Company. The Company will reimburse brokerage firms, banks and other securities custodians for their expenses in forwarding proxy materials to their principals. Solicitations other than by mail may be made by officers or by regular employees of the Company without additional compensation.

     Only Shareholders of record at the close of business on April 6, 2000, are entitled to notice of and to vote at the Annual Meeting and at all adjournments thereof. At the close of business on April 6, 2000, there were outstanding 12,119,147 shares of Common Stock. Each share of Common Stock has one vote. A majority of shares entitled to vote at the Annual Meeting will constitute a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for all other purposes. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present. Broker Shares that are not voted on any matter at the Annual Meeting will not be included in determining whether a quorum is present.

     The Company will provide Shareholders, without charge, a copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the period ended
December 31, 1999, including the financial statements and schedules thereto, on written request to David L. Rogers, Secretary of the Company, at 5166 Main Street, Williamsville, New York 14221.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     To the best of the Company's knowledge, there are no beneficial owners of more than 5% of the Company's Common Stock.

     The following table sets forth for each current Director, each nominee for Director and each of the executive officers named in the Summary Compensation Table and for all Directors and executive officers as a group, information concerning beneficial ownership of the Company's Common Stock. Unless otherwise stated, to the best of the Company's knowledge, each person has sole voting and investment power with respect to the shares listed.

                          Number of Shares of
                             Common Stock
                          Beneficially Owned          Percent of
Name and Address of       as of March 15, 2000        Common Stock
Beneficial Owners (1)         (2)(3)                     Owned

Robert J. Attea(4)......        212,200                  1.75%
Kenneth F. Myszka(4)....        208,941                  1.72%
Charles E. Lannon.......        197,700                  1.63%
John E. Burns...........         23,000                  *
Michael A. Elia.........         13,000                  *
Anthony P.Gammie........         25,932                  *
David L. Rogers(4)......        149,950                  1.24%
Directors and Executive
Officers as a Group
(seven persons).........        830,723                  6.85%

  * Represents beneficial ownership of less than 1% of outstanding Common Stock on March 15, 2000.

(1) The address for all owners is c/o Sovran Self Storage, Inc., 5166 Main Street, Williamsville, New York 14221.

(2)  Includes 62,940, 62,940, 55,500, 13,000, 13,000, 13,000 and
     62,940 shares of Common Stock which may be acquired by Messrs. Attea, Myszka, Lannon, Burns, Elia, Gammie and Rogers, respectively, through the exercise, within sixty days, of options granted under the 1995 Award and Option Plan and the 1995 Outside Directors' Stock Option Plan.

(3) Excludes 592 shares of Common Stock issuable to each of Messrs. Burns, Elia and Gammie in payment of amounts credited to their accounts under the Company's Deferred Compensation
     Plan for Directors.

(4) In each case, the figure shown includes 5,150 shares of restricted stock which vest in 25% increments on May 12, 2000, 2001, 2002 and 2003.

                    1.  ELECTION OF DIRECTORS

     It is intended that the proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the nominees for Director named below. Assuming a quorum is present, Directors are elected by a plurality of the affirmative votes cast; accordingly, votes withheld and broker non-votes will have no effect. The nominees proposed are all presently members of the Board.

     The nominees named herein will hold office until the next succeeding Annual Meeting of Shareholders and until their successors are duly elected and qualified. In the event any nominee becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the then remaining Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as Directors.

                                             Title and Principal
        Name                 Age                 Occupation
        ____                 ___             ___________________

Robert J. Attea              58         Chairman of the Board and
                                        Chief Executive Officer.
                                        Mr. Attea has been
                                        Director and Chairman of
                                        the Board since the
                                        completion of the Initial
                                        Offering on June 25, 1995
                                        and was re-appointed
                                        Chief  Executive Officer
                                        in March 1997.  From 1988
                                        to 1995, Mr. Attea served
                                        as President and Chief
                                        Executive Officer of the
                                        Company's predecessor.
                                        From 1985 to 1988, he
                                        served as Director of
                                        Acquisitions and Vice
                                        President of Property
                                        Management.

Kenneth F. Myszka            51         President and Chief
                                        Operating Officer.
                                        Mr. Myszka has been
                                        President and Director
                                        since the completion of
                                        the Initial Offering on
                                        June 25, 1995.
                                        Mr. Myszka was the Chief
                                        Executive Officer of the
                                        Company until March 1997
                                        at which time he became
                                        the Chief Operating
                                        Officer.  From 1982 to
                                        1995, Mr. Myszka served
                                        as Senior Vice President
                                        of the Company's
                                        predecessor.

John E. Burns                53         Director since the
                                        completion of the Initial
                                        Offering on June 25,
                                        1995. Since 1998,
                                        Mr. Burns has been
                                        Chairman of Sterling, a
                                        Division of National City
                                        Bank, which provides tax
                                        and financial counseling
                                        services to affluent
                                        families.  From 1980 to
                                        1998 he was President and
                                        founder of its
                                        predecessor, Sterling
                                        Ltd. Co.

Michael A. Elia              48         Director since the
                                        completion of the Initial
                                        Offering on June 25,
                                        1995.  Since 1984,
                                        Mr. Elia has been
                                        President, Chief
                                        Executive Officer and a
                                        director of Sevenson
                                        Environmental Services,
                                        Inc., an environmental
                                        remediation contractor.
                                        He is also President and
                                        a director of Sevenson
                                        International Services,
                                        Inc. and a director of
                                        Sevenson Industrial
                                        Services, Inc.,
                                        affiliates of Sevenson
                                        Environmental Services,
                                        Inc.

Anthony P. Gammie            65         Director since the
                                        completion of the Initial
                                        Offering on June 25,
                                        1995.  From 1985 through
                                        1996, Mr. Gammie was
                                        Chairman of the Board of
                                        Bowater Incorporated.
                                        During the past 5 years
                                        he has served as a
                                        director of Alumax, Inc.,
                                        The Bank of New York and
                                        The American Forest &
                                        Paper Association.  He is
                                        currently a director of
                                        Lipper/Leumi High Income

                                        Bond Fund, Inc. located
                                        in Curacao, Netherlands
                                        Antilles.

Charles E. Lannon            52         Director since the
                                        completion of the Initial
                                        Offering on June 25,
                                        1995.  Mr. Lannon was the
                                        predecessor company's
                                        Senior Vice President -
                                        Marketing from 1982 to
                                        1995.  Mr. Lannon left
                                        the employ of the Company
                                        to become the Chief
                                        Executive Officer of an
                                        unrelated business owned
                                        by Mr. Lannon and other
                                        Company founders.  He is
                                        currently President of
                                        Strategic Capital, Inc.,
                                        a consulting firm.


EXECUTIVE OFFICERS OF THE COMPANY

Name                         Age                   Title
____                         ___                   _____

Robert J. Attea              58         Chairman of the Board and
                                        Chief Executive Officer

Kenneth F. Myszka            51         President and Chief
                                        Operating Officer

David L. Rogers              44         Chief Financial Officer
                                        and Secretary

     DAVID L. ROGERS.  From June 25, 1995 to the present, David
L. Rogers has served as the Company's Chief Financial Officer and
Secretary. From 1988 to 1995, Mr. Rogers served as the predecessor company's Vice President of Finance.


MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES.

     The Board of Directors held six meetings during the fiscal year ended December 31, 1999.

     AUDIT COMMITTEE. The Audit Committee is composed of Messrs. Burns, Elia, Gammie and Lannon. The Audit Committee recommends independent accountants for selection by the Board of Directors, reviews the results and scope of the audit and the services provided by and the fees paid to the independent accountants, reviews the adequacy of the Company's internal accounting controls and reviews the charges under the Facilities Services Agreement. See "Certain Transactions". The Audit Committee held one meeting during the fiscal year ended December 31, 1999.

     COMPENSATION COMMITTEE. The Compensation Committee is composed of Messrs. Burns, Elia, Gammie, and Lannon and makes decisions with respect to compensation of executive officers and administers the Company's 1995 Award and Option Plan. The Compensation Committee held two meetings during the fiscal year ended December 31, 1999.


BOARD AND COMMITTEE ATTENDANCE

     During the fiscal year ended December 31, 1999, all Directors attended at least 75% of the meetings of the Board of Directors and of the Committees of the Board on which they served.


COMPENSATION OF DIRECTORS

     The Company pays its Directors who are not also officers of the Company an annual fee of $15,000 in cash. Outside Directors are also paid a meeting fee of $1,000 for each special meeting attended. In addition, the Company will reimburse all Directors for expenses incurred in attending meetings. Under the Deferred Compensation Plan for Directors, Outside Directors may elect to have all or part of their fees credited to a deferred compensation account in the form of Units. The number of Units credited will be equal to the number of shares of the Company's Common Stock that could have been purchased using the closing price of the Company's Common Stock on the day immediately preceding the date on which the fees were payable. When the Company declares cash dividends on its Common Stock, additional Units will be credited to the deferred compensation accounts based on the reinvestment of the "dividend" on the Units credited to the deferred compensation accounts on the dividend record dates. Amounts credited to the deferred compensation accounts will be paid to Directors in the form of shares of the Company's Common Stock, the number of which shares will equal the number of Units credited to the accounts.

     Pursuant to the 1995 Outside Directors' Stock Option Plan, each Director who is not an officer or employee of the Company is granted, effective as of the Director's initial election or appointment, a ten-year option to acquire 3,000 shares of Common Stock at the fair market value of the Common Stock on the date of grant, and will, as of the close of each annual shareholders' meeting thereafter, be granted a ten-year option to acquire an additional 3,000 shares of Common Stock at the fair market value of the Common Stock on the date of grant. The initial options for 3,000 shares of Common Stock are exercisable one year from the date of grant; the Directors' options awarded annually thereafter vest immediately. The exercise price is payable in cash or by delivery of shares of Common Stock owned by the Director, or a combination of cash and shares. No Director options were exercised during 1999.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Directors, officers and greater-than-10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.
Based solely on review of information furnished to the Company and reports filed through the Company, the Company believes that all Section 16(a) filing requirements applicable to its Directors who are also officers, officers and greater-than-10% beneficial owners were complied with during 1999.

     The Board of Directors recommends a vote "FOR" the proposal to elect management's nominees.



EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     During 1999 the Compensation Committee consisted of Messrs.
Burns, Elia, Gammie and Lannon. No officer or employee participated in the deliberations of the Company's Board of Directors concerning executive officer compensation.

     Decisions on compensation of the Company's executives are made by the Compensation Committee of the Board. Each member of the Compensation Committee is a non-employee director. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board.

     During 1997 and 1998, the Company engaged a compensation consulting firm to review the Company's executive compensation program, evaluate its competitiveness and make recommendations which would enable the Company to motivate and retain top executives with a view to maximizing Shareholder value. The consulting firm focused on base salary, annual incentives and long-term incentives and utilized published survey data and information from a peer group of companies in the public storage REIT industry. The Compensation Committee used the results of the consulting firm's evaluation, as well as other relevant information, as the basis for its decisions on executive compensation in 1999.

     The Company's executive compensation policies are to provide competitive levels of compensation that integrate pay with the Company's performance goals, reward profitability, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. In 1999, these policies were carried out through the compensation components of salary, incentive compensation, perquisites, and stock options. In addition, the Committee treats the tax deductibility of executive compensation as an important factor in its decision-making, since the deductibility may affect the required REIT distributions.

     A competitive salary structure is the most fundamental component of executive compensation used by the Compensation Committee to assist in attracting and retaining qualified executives. Salaries for the executive officers for 1999 were established based on these fundamentals.

     The Company maintains an incentive compensation plan which provides for the payment of cash bonuses to the executive officers based upon the achievement of specified increases in the Company's Funds from Operations per Common Share and other performance criteria and upon such participant's base compensation as shown for the named executive officers in the Summary Compensation Table, for the year in which the increase occurred. The application of these criteria resulted in the bonuses reflected in the Summary Compensation Table.

     Perquisites, which include an automobile allowance and reimbursement of miscellaneous expenses, do not relate directly to the Company's performance. Instead, these relatively inexpensive components of executive compensation are primarily viewed as necessary to keep compensation levels competitive and to assist in attracting and retaining qualified executives.

     The Compensation Committee also believes that stock ownership by management and employees serves as an incentive to enhance shareholder value. Options were granted to executive officers in 1995 and 1998. Since 1995, the Company has awarded options to key employees who are not executive officers.

     The Compensation Committee's approach to establish Mr. Attea's compensation does not differ from the approach to establish all executive compensation and is in keeping with the policies previously stated.

     The Board of Directors did not modify or reject any action or recommendation by the Compensation Committee in any material way.

                              Compensation Committee

                              JOHN E. BURNS
                              MICHAEL A. ELIA
                              ANTHONY P. GAMMIE
                              CHARLES E. LANNON
                                (member until June 1999)

                                SUMMARY COMPENSATION TABLE

                                                                        Long-Term
                                                 Annual             Compensation Awards
                                              Compensation      _________________________
                                            __________________    Restricted   Securities
                                            Base                    Stock      Underlying
                                  Fiscal    Salary       Bonus      Awards      Options
Name and Principal Position        Year      ($)          ($)       ($)(1)         (#)
___________________________       ______    ______       ______ _________________________
Robert J. Attea............        1999     $208,077    $136,000   $      0          0
Chairman of the Board and          1998      183,865      35,000    142,591     44,850
Chief Executive Officer            1997      131,250           0          0          0

Kenneth F. Myszka..........        1999     $208,077    $136,000   $      0          0
President and Chief                1998      183,865      35,000    142,591     44,850
Operating Officer                  1997      131,250           0          0          0

David L. Rogers............        1999     $208,077    $136,000   $      0          0
Chief Financial Officer            1998      183,865      35,000    142,591     44,850
and Secretary                      1997      131,250           0          0          0


(1)  The amounts represent the value of the restricted stock awards as of the date of grant.
     As of December 31, 1999 Messrs. Attea, Myszka and Rogers each held 5,150 shares of restricted stock with a value of $95,919.  Dividends are paid to such persons on the shares of restricted stock held by them.



                               FISCAL YEAR-END OPTION VALUES

                                                               Value of Unexercised
                         Number of Unexercised                 In-the-Money Options
                         Options at Year-End (#)                   at Year-End($)
                         _______________________           ______________________________

Name                 Exercisable    Unexercisable          Exercisable      Unexercisable
____                 ___________    _________________      ___________      _____________
Robert J. Attea         53,970           35,880              $  0              $  0

Kenneth F. Myszka       53,970           35,880                 0                 0

David L. Rogers         53,970           35,880                 0                 0



EMPLOYMENT AGREEMENTS

     Concurrently with the Initial Offering, the Company entered into employment agreements with Messrs. Attea, Myszka and Rogers that require each of them to devote their full business time to the Company. Each employment agreement has a three-year term with an automatic extension each year for an additional year. The employment agreements provide for certain severance payments in the event of the executive's death or disability, his termination without cause or his resignation with good reason. Each employment agreement prohibits the executive, during employment and during the two-year period following termination of employment, from engaging in the self storage business.

CERTAIN TRANSACTIONS

     The Company has a Facilities Services Agreement with several businesses owned by the named executive officers and Mr. Lannon whereby such businesses pay for the use of certain common facilities in the Company's offices negotiated by the parties at arms-length. Charges under the Facilities Services Agreement are periodically reviewed by the Audit Committee of the Company's Board of Directors.

     Robert J. Attea is the brother of a partner of the law firm of Phillips, Lytle, Hitchcock, Blaine & Huber LLP, which has represented and is currently representing the Company.

CORPORATE PERFORMANCE GRAPH

     The following chart and line-graph presentation compares
(i) the Company's shareholder return on an indexed basis since the Initial Offering with (ii) the S&P Stock Index and (iii) the
National Association of Real Estate Investment Trusts Equity Index.

                        Performance Graph

                            CUMULATIVE TOTAL SHAREHOLDER RETURN
                                 SOVRAN SELF STORAGE, INC.
                             JUNE 25, 1995 - DECEMBER 31, 1999

             June 25,   December 31,  December 31,  December 31,  December 31,   December 31,
              1995         1995          1996          1997          1998         1999
            ________  ____________  ____________  ____________  ____________  ___________
S&P 500      100.00       114.38        140.65         187.58        241.18     291.50
NAREIT       100.00       109.08        147.51         177.39        146.34     139.58
SSS          100.00       117.68        150.04         167.07        140.09     114.27


*   assumes $100.00 invested on June 25, 1995.



APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The firm of Ernst & Young LLP, independent certified public accountants, has audited the records of the Company since the Initial Offering. The Board of Directors wishes to continue the services of the firm for the fiscal year ending December 31, 2000, and the Shareholders' ratification of such appointment is requested. If the Shareholders do not ratify the selection of Ernst & Young LLP by the affirmative vote of a majority of votes cast at the Annual Meeting on this proposal, selection of independent accountants will be reconsidered by the Board of Directors.

     Representatives of Ernst & Young LLP will attend the Annual
Meeting of Shareholders, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The Board of Directors recommends a vote "FOR" the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent accountants.

PROPOSALS OF SHAREHOLDERS FOR 2001 ANNUAL MEETING

     To be considered for inclusion in the proxy materials for the 2001 Annual Meeting of Shareholders, Shareholder proposals must be received by the Secretary of the Company, 6467 Main Street, Buffalo, New York 14221 (the Company's new address effective on or about May 1, 2000), no later than December 21, 2000.

     The Company's By-Laws set forth the procedure to be followed by a Shareholder who wishes to present a proposal at an Annual Meeting (other than a proposal submitted for inclusion in the Company's proxy materials). Only a Shareholder of record entitled to vote at an Annual Meeting may present a proposal and must give timely written notice thereof to the Secretary of the Company at the address noted above. Generally, such notice must be received by the Company not less than 75 days nor more than 180 days prior to the anniversary date of the immediately preceding Annual Meeting. However, if such meeting is called for a date more than seven days prior to the anniversary date, then the notice must be received not later than the close of business on (i) the 20th day following the earlier of (a) the date on which notice of the date of the meeting was mailed to Shareholders or (b) the date on which the date of such meeting was publicly disclosed, or (ii) if the date of notice or public disclosure occurs more than 75 days prior to the scheduled date of the meeting, then the later of (a) the 20th day following the first to occur of such notice or public disclosure or (b) the 75th day prior to the scheduled date of the meeting.

OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Board of Directors of the Company did not contemplate or expect that any business other than that pertaining to the subjects referred to in this Proxy Statement would be brought up for action at the meeting, but in the event that other business calling for a Shareholders' vote does properly come before the meeting, the Proxies will vote thereon according to their best judgment in the interest of the Company.

                              By Order of the Board of Directors,

                              David L. Rogers
                              Secretary

April 20, 2000

                    SOVRAN SELF STORAGE, INC.

               SOLICITED BY THE BOARD OF DIRECTORS
     for the Annual Meeting of Shareholders -- May 24, 2000

     Robert J. Attea, Kenneth F. Myszka and David L. Rogers, and each of them with full power of substitution, are hereby appointed proxies to vote all shares (unless a lesser number is specified on the other side) of the stock of Sovran Self Storage, Inc. that are held of record by the undersigned on April 6, 2000 at the Annual Meeting of Shareholders of Sovran Self Storage, Inc., to be held at the Courtyard by Marriott, 4100 Sheridan Drive, Buffalo, New York, on May 24, 2000 at 11:00 a.m., local time, and any adjournments thereof, with all powers the undersigned would possess if personally present, for the election of directors, on each of the other matters described in the Proxy Statement and otherwise in their discretion.

     The shares represented by this Proxy will be voted as directed by the shareholders. If no direction is given, such shares will be voted for Proposals 1 and 2.

     Please return this proxy card promptly using the enclosed envelope.

                 (To be Signed on Reverse Side)

                 Annual Meeting of Shareholders
                    SOVRAN SELF STORAGE, INC.

                          May 24, 2000

TO VOTE BY MAIL

Please date, sign and mail your proxy card in the envelope provided as soon as possible.


TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

Please call toll-free 1-800-PROXIES and follow the instructions.
Have your control number and the proxy card available when you call.


TO VOTE BY INTERNET

Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.


                YOUR CONTROL NUMBER IS  [        ]




         Please Detach and Mail in the Envelope provided

       Please mark your
[ X ]  votes as in this
       example.

     PLEASE MARK, SIGN, DATE & RETURN THIS PROXY IN THE ENCLOSED
ENVELOPE. THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. The Directors recommend a vote FOR election of all nominees and FOR proposal 2.


1.   ELECTION OF DIRECTORS:  Nominees:

     Robert J. Attea
     Kenneth F. Myszka
     John E. Burns
     Michael A. Elia
     Anthony P. Gammie
     Charles E. Lannon

     [  ] FOR  [  ] WITHHELD

     For, except vote withheld from the following nominee(s):

     ________________________________________


2. Ratification of the appointment of Ernst & Young LLP as independent auditors for fiscal year 2000.

     [  ] FOR       [  ] AGAINST        [  ] ABSTAIN


3. In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or, any adjournment(s) thereof

                                   Change of Address/comments
                                   on reverse side        [   ]

                                   I plan to attend the
                                   meeting                [   ]

                                   I do not plan to attend
                                   the meeting            [   ]


SIGNATURE(S)_______________________________ Date_________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.